UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2015

GENSPERA, INC.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2511 N Loop 1604 W, Suite 204

San Antonio, TX 78258

(Address of Principal Executive Offices)

210-479-8112

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

On December 8, 2015, GenSpera, Inc. (the “Company”) announced that representatives of the Company presented at the Investment Community Visibility Conference (the “Conference”) at the Mandarin Oriental hotel in New York, New York. A copy of the press release and slides presented at the Conference are attached as Exhibits 99.01 and 99.02, respectively.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.01	Press Release Dated December 8, 2015.
99.02	Slides Presented at Conference on December 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2015

GenSpera, Inc.

By:	/s/ Craig Dionne
Craig Dionne
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.01	Press Release Dated December 8, 2015.
99.02	Slides Presented at Conference on December 8, 2015.